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                                                                    Exhibit 10.2

                                     FORM OF
                                     WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, NOR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME, EXCEPT UPON (1) SUCH REGISTRATION, OR (2) DELIVERY TO THE ISSUER OF THIS WARRANT OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR (3) THE SUBMISSION TO THE ISSUER OF THIS WARRANT OF OTHER EVIDENCE, REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT ANY SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER WILL NOT BE IN VIOLATION OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR OTHER APPLICABLE SECURITIES LAWS OF ANY STATE, OR ANY RULES OR REGULATIONS PROMULGATED THEREUNDER.

                           CASTLE DENTAL CENTERS, INC.

                 WARRANT TO PURCHASE SERIES A-2 PREFERRED STOCK

Warrant No.:                                        Number of Shares: ____
Date of Issuance: July 19, 2002


     Castle Dental Centers, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, ____________________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. New York Time on the Expiration Date (as defined herein), ________________ (_______) fully paid and nonassessable shares of the Company's Series A-2 Convertible Preferred Stock (the "Preferred Stock"), $.001 par value per share (the "Warrant Shares"), at the purchase price per share equal to the Warrant Exercise Price (as defined herein).

     Section 1. Definitions. The following words and terms as used in this Warrant shall have the following meanings:

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     (a)  "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual or any trust whose principal beneficiary is such individual or one (1) or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

     (b) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

     (c) "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of corporate stock, and (ii) with respect to any other Person, any and all partnership, limited partnership, limited liability company or other equity interest of such Person, whether outstanding on the date of the Warrant or issued after the date of the Warrant, and any and all rights (other than any evidence of indebtedness) or warrants exercisable or exchangeable for or convertible into such capital stock.

     (d) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security at 4:00 p.m. New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg, or, if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value (the "Fair Market Value") as mutually determined by the Company and a Majority Interest. If the Company and a Majority Interest are unable to agree upon the Fair Market Value, then such dispute shall be resolved pursuant to Section 2(a) below. All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

     (e) "Common Stock" means the common stock, $.001 par value per share, of the Company.

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     (f)  "Convertible Securities" means any stock or securities (other than
Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

     (g) "Expiration Date" means July 18, 2012 or, if such date does not fall on a Business Day or on a day on which trading takes place on the Principal Market, then the next Business Day.

     (h) "Majority Interest" means the Persons holding at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding Preferred Warrants.

     (i) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

     (j) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

     (k) "Preferred Warrants" means all warrants, including this Warrant, issued to the lenders as a condition to closing of that certain Second Amended and Restated Credit Agreement dated as of July 19, 2002, among the Company and the Persons referred to therein.

     (l) "Principal Market" means the principal securities exchange or trading market for the Preferred Stock.

     (m) "Securities" means the securities obtained or obtainable upon exercise of the Warrant or securities obtained or obtainable upon exercise, exchange, or conversion of such securities.

     (n)  "Securities Act" means the Securities Act of 1933, as amended.

     (o) "Warrant" means this Warrant and all warrants issued upon the partial exercise, assignment, transfer, sale, exchange or replacement thereof.

     (p) "Warrant Exercise Price" shall be equal to $.001, subject to adjustment as hereinafter provided.

     Section 2.     Exercise of Warrant.

     (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. New York Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription form attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e), and (iii) if this Warrant is

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being exercised with respect to all of the Warrant Shares for which it can then be exercised, the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction). In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the third (3rd) Business Day (the "Warrant Share Delivery Date") following the date of its receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the "Exercise Delivery Documents") (A) provided that the transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program and provided that the holder is eligible to receive shares through DTC, upon the request of the holder of this Warrant, credit the number of shares of Preferred Stock to which the holder is entitled to the holder's balance account with DTC through its Deposit Withdrawal Agent Commission system or (B) issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Preferred Stock to which the holder is entitled. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the arithmetic calculation of the Warrant Exercise Price and the arithmetic calculation of the number of Warrant Shares, the Company shall instruct the Transfer Agent to issue to the holder the number of shares of Preferred Stock that is not disputed and shall transmit an explanation of the disputed arithmetic calculations to the holder via facsimile within two (2) Business Days of receipt of such holder's Exercise Notice or other date of determination. If such holder and the Company are unable to agree upon the determination of the arithmetic calculation of the Warrant Exercise Price and the arithmetic calculation of the number of Warrant Shares within two (2) Business Day of such disputed arithmetic calculation being transmitted to the holder, then the Company shall within one (1) Business Day submit via facsimile the disputed arithmetic calculations to the Company's independent, outside accountant. Furthermore, in the event a Majority Interest, on the one hand, and the Company, on the other hand, are unable to agree on the Fair Market Value in accordance with the definition of Closing Bid Price, then the Company shall submit as soon as reasonably practicable after it becomes apparent that the parties do not agree as to the Fair Market Value, the disputed determination of the Fair Market Value to an independent, reputable investment bank selected by the Company and approved by a Majority Interest. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holders of the Preferred Warrants of the results no later than two Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties. Within one (1) Business Day of the accountant's determination of the calculation of arithmetic calculation of the Warrant Exercise Price and the arithmetic calculation of the number of Warrant Shares, the Company shall deliver to the holder the balance of Preferred Stock that such holder is entitled to as provided herein (such date also deemed to be a Warrant Share Delivery Date) and any failure to do so will subject the Company to the provisions of this Section 2(a).

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     (b)  Notwithstanding anything to the contrary set forth herein, upon exercise of any portion of this Warrant in accordance with the terms hereof, the holder of this Warrant shall not be required to physically surrender this Warrant to the Company unless the full amount of Warrant Shares then represented by the Warrant have been exercised. The Company shall maintain records showing the Warrant Shares so exercised and the dates of such exercise or shall use such other method, reasonably satisfactory to the holder, so as to account for the number of Warrant Shares that are represented by the Warrant where the exercise of the Warrant has occurred without the physical surrender of this Warrant. Notwithstanding the foregoing, if any portion of this Warrant is converted as aforesaid, thereafter, the holder may not transfer this Warrant unless the holder first physically surrenders this Warrant to the Company, whereupon the Company will forthwith issue and deliver to the holder a new Warrant of like tenor, registered as the holder may request, representing in the aggregate the remaining Warrant Shares represented by this Warrant. The holder and any assignee, by acceptance of this Warrant or such new Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares represented by this Warrant may be less than the number of Warrant Shares set forth on the face hereof. If a Warrant is delivered to the Company by a holder and the number of Warrant Shares represented by the Warrant submitted for exercise is greater than the number of Warrant Shares that have been exercised, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Warrant (the "Warrant Delivery Date") and at its own expense, issue and deliver to the holder a new Warrant representing the number of Warrant Shares not converted.

     (c) No fractional shares of Preferred Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Preferred Stock issued upon exercise of this Warrant shall be rounded up to the nearest whole number.

     (d) If the Company shall fail for any reason or for no reason to issue and deliver to the holder within three (3) Business Days of receipt of the Exercise Delivery Documents a certificate for the number of shares of Preferred Stock to which the holder is entitled or to credit, at the holder's request, the holder's balance account with DTC for such number of shares of Preferred Stock to which the holder is entitled upon the holder's exercise of this Warrant or to issue a new Warrant for the number of shares of Preferred Stock to which such holder is entitled pursuant to Section 2(b) hereof, then the Company shall, in addition to any other remedies under this Warrant or otherwise available to such holder, pay as additional damages in cash to such holder on each day after the Warrant Share Delivery Date that such exercise is not timely effected and/or each day after the Warrant Delivery Date that such Warrant is not delivered, as the case may be, in an amount equal to 0.5% of the sum of (i) the product of (A) the number of shares of Preferred Stock not issued to the holder on or prior to the Warrant Share Delivery Date and (B) the Closing Bid Price of the Preferred Stock on the Warrant Share Delivery Date, in the case of the failure to deliver Preferred Stock, and (ii) if the Company has failed to deliver a Warrant to the holder on or prior to the Warrant Delivery Date, the product of (x) the number of shares of Preferred Stock issuable upon exercise of the Warrant (without regard to any limitations on conversions herein or elsewhere, including, but not limited to, any limitations as a result of the actual number of shares of Preferred Stock authorized for issuance by the Company) as of the Warrant Delivery Date, and (y) the Closing Bid Price of the Preferred Stock on the Warrant Delivery Date, in the case of the failure to deliver a Warrant. If for any reason the

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holder has not received all of the shares of Preferred Stock to which it is entitled to prior to the tenth (10th) Business Day after the expiration of the Warrant Share Delivery Date, then the holder, upon written notice to the Company, may void its Exercise Notice with respect to, and retain or have returned or restored as of the date of the Exercise Notice, as the case may be, any Warrant Shares pursuant to such holder's Exercise Notice; provided that the voiding of a holder's Exercise Notice shall not effect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 2(d).

     (e) Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Preferred Stock determined according to the following formula (a "Cashless Exercise"):

     Net Number = (A X B) - (A X C) / B
     For purposes of the foregoing formula:
     A= the total number of shares with respect to which this Warrant is then being exercised.
     B= the Closing Bid Price of the Preferred Stock on the trading day immediately preceding the date of the Exercise Notice.
     C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

     Section 3. Covenants as to Preferred Stock. The Company hereby covenants and agrees as follows:

     (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued, not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

     (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and not subject to any preemptive rights, and free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

     (c) During the period within which the rights represented by this Warrant may be exercised, (i) the Company will at all times have authorized and reserved at least (A) 100% of the number of shares of Preferred Stock needed to provide for the exercise of the rights then represented by this Warrant and (B) 100% of the number of shares of Common Stock needed to provide for the conversion of such shares of Preferred Stock (and if there is ever an insufficient amount of shares of Preferred Stock or Common Stock to provide for the exercise of the rights represented by this Warrant, such event shall be an "Authorized Share Failure"), the Company

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shall immediately take all action necessary to increase the Company's authorized shares of Preferred Stock or Common Stock to an amount sufficient to accomplish the holder's right of exercise hereunder) and, (ii) the Company will at all times ensure that the Warrant Exercise Price of this Warrant is less than the aggregate par value of the greater of (x) the par value of the Preferred Stock issuable upon exercise of this Warrant and (y) the par value of the number of shares of Common Stock issuable upon conversion of the Preferred Stock issuable upon exercise of this Warrant (and if there is ever a time when such Warrant Exercise Price is less that such amount, such event shall be a "Par Value Failure"). Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than 75 days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the authorization of either an increase in the number of authorized shares of Preferred Stock or Common Stock, as applicable, or a reverse stock split with respect to such shares. In addition, without limiting the generality of the foregoing, as soon as practicable after the date of the occurrence of a Par
Value Failure, but in no event later than 75 days after the occurrence of such Par Value Failure, the Company shall hold a meeting of its stockholders for the authorization of a reduction in the par value of the Common Stock or Preferred Stock, as appropriate. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Preferred Stock or Common Stock, reverse stock split or reduction in par value, as applicable, and to cause its board of directors to recommend to the stockholders that they approve such proposal.

     (d) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Preferred Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect (except as otherwise provided in Section 3(c) above, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock upon the exercise of this Warrant.

     Section 4. Taxes. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

     Section 5. Warrant Holder Not Deemed a Stockholder; Notice of Corporate Action. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he, she, or it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders. Furthermore, so long as this Warrant has not been exercised in full:

               (A) Immediately upon any adjustment of the Exercise Price or the number of shares of Preferred Stock issuable upon exercise of this Warrant, the Company will give written notice thereof to the holder of such adjustment and a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company's expense and who may be the independent public accountants regularly employed by the Company) setting forth the number of shares of Preferred Stock and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

               (B) The Company will give written notice to the holder at least twenty (20) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Preferred Stock or the Common Stock, (II) with respect to any pro rata subscription offer to holders of Preferred Stock or the Common Stock or (III) for determining rights to vote with respect to any Organic Change (as defined in Section 9(b)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

               (C) The Company will also give written notice to holder at least twenty (20) Business Days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

     Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor").

     Section 7.     Ownership and Transfer.

     (a) Warrant Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

     (b) Transferability and Negotiability of Warrant. Title to this Warrant may be transferred by endorsement (by the holder hereof executing the Assignment Form attached hereto as Exhibit B) and delivery in the same manner as negotiable instruments transferable by endorsement and delivery.

     (c) Exchange of Warrant Upon a Transfer. This Warrant shall be transferable by the holder hereof to (i) any Person subject only to the restrictions set forth in the legend on the first page of this Warrant or (ii) any of its Affiliates. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions hereof with respect to compliance with the Securities Act, the Company at its expense shall issue to or on the order of such holder a new warrant or warrants of like tenor, in the name of such holder or as such holders (on payment by the holder of any applicable transfer taxes) may direct, exercisable for the number of shares of Preferred Stock issuable upon the exercise hereof.

     Section 8.     Adjustment of Warrant Exercise Price and Number of
Shares. The Warrant Exercise Price and the number of shares of Preferred Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

     (a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Preferred Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Preferred Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Preferred Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) its outstanding shares of Preferred Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Preferred Stock obtainable upon exercise of this Warrant will be proportionately decreased. The increases and reductions provided for in this Section 8(a) will be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of the Warrant nor the price payable for such percentage upon such exercise will be affected by any event described in this
Section 8(a). Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (b) Conversion of Preferred Stock. Should all of the Preferred Stock be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, converted into shares of Common Stock in accordance with the conversion terms of such

Preferred Stock, then this Warrant shall become immediately exercisable for that number of shares of Common Stock equal to the number of shares of the Common Stock that would have been received if this Warrant had been exercised in full and the Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Warrant Exercise Price shall immediately be adjusted to equal the quotient obtained by dividing (x) the aggregate Warrant Exercise Price of the maximum number of shares of Preferred Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

     (c) Distribution of Securities. If securities of the Company or securities of any subsidiary of the Company are distributed pro rata to holders of any or all of the Company's Securities, such number of securities will be distributed to the holder of this Warrant or its assignee upon exercise of its rights hereunder as such Warrant holder or assignee would have been entitled to if this Warrant had been exercised prior to such distribution, giving effect to all adjustments called for by this Section 8. The provisions with respect to adjustment of the Preferred Stock provided in this Section 8 will also apply to the Securities of the Company and securities of any subsidiary to which the Warrant holder or its assignee is entitled under this Section 8 (c).

     (d) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions, then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Preferred Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Preferred Warrants.

     Section 9. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale. (a) In addition to any adjustments pursuant to
Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Preferred Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Preferred Stock are to be determined for the grant, issue or sale of such Purchase Rights.

     (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person, conveyance to another Person of the property of the Company as an entirety or substantially as an entirety or other transaction which is effected in such a way that holders of Preferred Stock are entitled to receive (either directly or upon subsequent liquidation) Capital Stock, securities or assets with respect to or in exchange for Preferred Stock is referred to herein as an "Organic Change." Prior to the consummation of, and as a condition to, any (i) sale or other conveyance of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change, the Company, or such other successor or purchasing Person, as the case may be, shall make lawful and adequate provision whereby the holder of this Warrant shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such Organic Change by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such Organic Change. The above provisions of this Section 9(b) shall similarly apply to successive Organic Changes.

     Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

     Section 11. Notices. Service of all notices under this Warrant shall be sufficient and considered given if in writing and delivered personally or sent by certified United States mail, return receipt requested, with postage paid thereon, to the following address:

     To holder:     ____________________________
                    ____________________________
                    ____________________________
                    Attn: ______________________

     To Company:    Castle Dental Centers, Inc.
                    ____________________________
                    ____________________________
                    Attn: ______________________

     Notice delivered by certified United States mail is considered given on the date shown on the return receipt. Either party may, by notice given at any time or from time to time, require subsequent notices to be given to another individual person, whether a partner, an officer, or a representative, or to a different address, or both. Notices given before actual receipt of notice of such change shall not be invalidated by the change.

     Section 12. Registration Rights. If the holder hereof is a party to, or an assignee of rights under, that certain Registration Rights Agreement, dated as of July 19, 2002, by and among the Company and the Persons who are signatories thereto, such holder shall be entitled to include with such holder's registrable securities any shares of Preferred Stock or other securities received upon exercise of this Warrant, all on the terms and conditions as set forth in the Registration Rights Agreement.

     Section 13. Amendments. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the Company and a Majority Interest; provided, however, that no amendment, modification or waiver can be effected if, by its terms, such amendment, modification or waiver adversely affects one holder without having the same adverse effect on all other holders without the prior written consent of the adversely affected holder.

     Section 14. Date. The date of this Warrant is July 19, 2002 (the "Warrant Date"). This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

     Section 15. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by Joseph P. Keane, its Chief Financial Officer, as of the 19th day of July, 2002.

                                CASTLE DENTAL CENTERS, INC.


                                By:
                                        ----------------------------------------
                                        Joseph P. Keane, Chief Financial Officer

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                           CASTLE DENTAL CENTERS, INC.

     The undersigned holder hereby exercises the right to purchase _________________ of the shares of Preferred Stock ("Warrant Shares") of Castle Dental Centers, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

     1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

__________     "Cash Exercise" with respect to _________________ Warrant Shares;
and/or

__________     "Cashless Exercise" with respect to _________________ Warrant
Shares (to the extent permitted by the terms of the Warrant).

     2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
         ---------------------------------
Name:
         ---------------------------------
Title:
         ---------------------------------

                                 ACKNOWLEDGMENT

     The Company hereby acknowledges this Subscription Form and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Preferred Stock in accordance with the Transfer Agent Instructions dated ________________, 20__ from the Company and acknowledged and agreed to by [TRANSFER AGENT].

Castle Dental Centers, Inc.

By:
         ---------------------------------
Name:
         ---------------------------------
Title:
         ---------------------------------

                              EXHIBIT B TO WARRANT

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Preferred Stock set forth below:

Name and Address of Assignee           No. of Shares of Preferred Stock


and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of Castle Dental Centers, Inc. maintained for the purpose, with full power of substitution in the premises.

Date:                                  Print Name:
                                                  ------------------------------


                                       Signature:
                                                 -------------------------------


                                       Witness:
                                               ---------------------------------